SilverPepper Merger Arbitrage Fund
Advisor Class: SPABX
Institutional Class: SPAIX

Summary Prospectus	November 6, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at www.silverpepperfunds.com/invest-now/.  You may also obtain this information at no cost by calling 1-855-554-5540 or by sending an e-mail request to SilverPepperfunds@umb.com.  The Fund's Prospectus and Statement of Additional Information, both dated September 3, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objectives:  What we strive to accomplish for our investors.

The primary investment objective of the SilverPepper Merger Arbitrage Fund (the “Merger Arbitrage Fund”) is to create returns that are largely uncorrelated with the returns of the general stock market.  The Merger Arbitrage Fund also seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Merger Arbitrage Fund.

		Advisor Class		Institutional Class
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases		None		None
Maximum deferred sales charge (load)		None		None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)		2.00%		2.00%
Wire fee		$20		$20
Overnight check delivery fee		$15		$15
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees		1.50%		1.50%
Distribution and/or service (Rule 12b-1) fees		None		None
Other expenses1		1.38%		1.13%
Shareholder servicing fee	0.25%		None
Dividend and interest expense on short sales	0.45%		0.45%
All other expenses	0.68%		0.68%

Total annual fund operating expenses		2.88%		2.63%
Fee waiver and/or expense reimbursement2		(0.19)%		(0.19)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)2		2.69%		2.44%

1.	These expenses are estimated for the current fiscal year.
2.
The Merger Arbitrage Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Merger Arbitrage Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Merger Arbitrage Fund’s Advisor Class and Institutional Class shares, respectively.  This agreement is in effect until October 31, 2014 and may be terminated before that date only by the Trust’s Board of Trustees.  The Merger Arbitrage Fund’s advisor is permitted to seek reimbursement from the Merger Arbitrage Fund, subject to limitations, for fees it waived and Merger Arbitrage Fund expenses it paid for three years from the date of any such waiver or payment.

Example

This example is intended to help you compare the cost of investing in the Merger Arbitrage Fund with the costs of investing in other mutual funds.  The example assumes that you invest $10,000 in the Merger Arbitrage Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Merger Arbitrage Fund’s operating expenses remain the same.  The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by the Advisor.  Although your actual costs may be higher or lower, based on these assumptions your expected costs would be:

	1 Year	3 Years
Advisor Class shares	$272	$874
Institutional Class shares	$247	$799

Portfolio Turnover

The Merger Arbitrage Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Merger Arbitrage Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Merger Arbitrage Fund’s performance.  The Merger Arbitrage Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies:  The work we do every day to accomplish our investment objectives.

Merger arbitrage is an investment strategy that specializes in buying the publicly-traded common or preferred stock of a company that is involved in a significant corporate event, such as a merger or acquisition.  Investments in companies that are involved in these life-changing events have both risk and return characteristics that are markedly different from investing in the stock market in general.  Under normal market conditions, the Merger Arbitrage Fund will primarily invest using merger arbitrage strategies.

Traditional stock investing, and its risks and returns, are tied not only to company-specific factors such as profitability and prospects for growth, but also to broader economic factors such as interest rates, inflation, global trade and political risks.  In contrast, both the risk and return of merger-arbitrage investing are largely isolated from the daily gyrations of the stock market, and instead are dependent on the successful or unsuccessful completion of a merger or acquisition.  As a function of its investment strategy, merger-arbitrage investing creates returns that are largely uncorrelated with, or independent of the returns of the stock market.

The typical merger-arbitrage strategy seeks to generate a return by purchasing the stock of the company being acquired, which is commonly known as the target company (the “target”), while shorting the stock of the acquiring company.  The purpose of the strategy is to profit by earning the “spread,” or difference in price between:

 1. The current trading price of the target company following the announcement of the merger, and
 2. The contractual price to be paid for the target company in the future when the transaction closes.

This spread, or the return that can be earned, is usually relatively narrow—offering a modest nominal total return.  However, since a merger transaction generally is completed in three to four months, this modest return translates into higher annualized returns.

The spread that exists between the trading price and the future contractual price is a function of risk.  In particular, the main risks of investing in a merger or acquisition transaction are typically that the transaction is renegotiated, the transaction takes longer to complete than originally planned, or the transaction is never completed.  These risks may be realized for a variety of reasons, such as the inability to finance the transaction, lack of regulatory approval from either state, federal or international agencies or the failure of shareholders to approve the transaction.  If a merger is not completed, the Merger Arbitrage Fund could incur a loss.

Every merger transaction has a unique set of risks and deal terms.  Since the risks of each transaction, not the general movement of the stock market, drive the returns and risks of the Merger Arbitrage Fund, assessing the risks of each merger event is critical.

Glenfinnen Capital LLC (“Glenfinnen” or the “Sub-Advisor”) is the Sub-Advisor for the Merger Arbitrage Fund and is responsible for the day-to-day management of the Fund.  Glenfinnen specializes in merger-arbitrage investing and has significant experience and expertise in assessing the risk and return tradeoff of investing in companies involved in a publicly announced merger.  After the announcement of a merger, Glenfinnen explores the opportunity of investing in the transaction.  If Glenfinnen believes the merger is attractive and meets Glenfinnen's guidelines, the Merger Arbitrage Fund will initiate an opening position in the transaction.

The Merger Arbitrage Fund’s Sub-Advisor has the ability to invest in a wide array of event-driven transactions, but will primarily invest in mergers or acquisitions that are initiated and announced by well-financed companies, that are also strategic acquirers.  Glenfinnen believes transactions with these characteristics provide the best risk-adjusted returns.  Glenfinnen continuously monitors a pending transaction for all the elements of potential risk, including regulatory-approval risk, changes in deal terms, financing and shareholder approval.  Glenfinnen may actively trade the spread, both long and short, frequently taking positions ahead of milestone filings as well as reversing mispriced spreads.

The Merger Arbitrage Fund is not limited by market capitalization or industry.  It will invest in transactions as small as $100 million in value, across industries, sectors and geographies, although it will invest predominately in companies located in North America.

In executing the Merger Arbitrage Fund’s strategy, Glenfinnen generally expects to employ leverage and to use a variety of hedging techniques including those involving short sales, options, index futures, forwards, swaps, and other financial instruments.

Under normal circumstances, the Fund invests primarily in equity securities of U.S. and Canadian issuers, which may include American Depository Receipts (“ADRs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Merger Arbitrage Fund is “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer positions than a “diversified” mutual fund.

Principal Risks

The Merger Arbitrage Fund’s principal risks are described below.  Before you decide whether to invest in the Merger Arbitrage Fund, carefully consider these risk factors and special considerations associated with investing in the Merger Arbitrage Fund, which may cause investors to lose money.

Merger and Other Arbitrage Transactions Risk.  The Merger Arbitrage Fund invests or takes short positions in securities of companies that Glenfinnen believes are the subject of an acquisition.  When Glenfinnen determines that it is probable that an acquisition will be consummated, the Merger Arbitrage Fund may purchase securities at prices often only slightly below the anticipated value to be paid or exchanged for such securities in the merger, exchange offer or cash tender offer (and substantially above the price at which such securities traded immediately prior to the announcement of the merger, exchange offer or cash tender offer).  Likewise, when Glenfinnen believes it is likely that a transaction will not be consummated, the Merger Arbitrage Fund may take short positions in such securities in order to capture the difference attributable to the perceived market overvaluation of the acquisition target.  In the case of an investment in a potential acquisition target, if the proposed merger, exchange offer or cash tender offer appears likely not to be consummated, in fact is not consummated, or is delayed, the market price of the security to be tendered or exchanged will usually decline sharply, resulting in a loss to the Merger Arbitrage Fund.

Competition Risk.  The securities industry, and the arbitrage business in particular, is extremely competitive. The Merger Arbitrage Fund competes with firms, including many of the larger investment banking firms, which have substantially greater financial resources than Glenfinnen as well as substantially greater research staffs and more securities traders than Glenfinnen.  In any given transaction, arbitrage activity by other firms may tend to narrow the spread between the price at which a security may be purchased by the Merger Arbitrage Fund and the price it expects to receive upon consummation of the transaction.

Market Risk.  The market value of a security or instrument may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk.  The value of the equity securities held by the Merger Arbitrage Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Merger Arbitrage Fund participate, or factors relating to specific companies in which the Merger Arbitrage Fund invests.

Micro-, Small- and Mid-Cap Company Risk.  The securities of micro, small- or mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general.  In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

Preferred Stock Risk.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise.

Liquidity Risk.  Due to a lack of demand in the marketplace or other factors, the Merger Arbitrage Fund may not be able to sell some or all of the investments that it holds, or may only be able to sell those investments at less than desired prices.

Convertible Securities Risk.  The value of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuers, and the ability of those issuers to repay principal and to make interest payments.

Foreign Investment Risk.  The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environment of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the value of the Merger Arbitrage Fund’s foreign investments.  Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.  The Merger Arbitrage Fund’s investments in depository receipts are also subject to these risks.

Currency Risk.Investments in financial instruments related to or denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies.

Short Sales Risk.  In connection with establishing a short position in a security, the Merger Arbitrage Fund is subject to the risk that it may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Merger Arbitrage Fund replaces the security, the Merger Arbitrage Fund will experience a loss, which is theoretically unlimited.

Options Risk.  The purchasing and writing of put and call options are highly specialized activities and entail greater than ordinary investment risks.  The Merger Arbitrage Fund may not fully benefit from or may lose money on options if changes in their value do not correspond as anticipated to changes in the value of the underlying securities.  If the Merger Arbitrage Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.  Ownership of options involves the payment of premiums, which may adversely affect the Merger Arbitrage Fund’s performance.  To the extent that the Merger Arbitrage Fund invests in over-the-counter options, the Merger Arbitrage Fund may be exposed to counterparty risk.

Derivatives Risk.  Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swaps and forward contracts.  Derivatives can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the Merger Arbitrage Fund may not correlate with the underlying instrument or the Merger Arbitrage Fund’s other investments.  Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading.  However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments.  These additional risks include, but are not limited to illiquidity risk, operational leverage risk and counterparty credit risk.  A small investment in derivatives could have a potentially large impact on the Merger Arbitrage Fund’s performance.

Leveraging Risk.  Certain transactions the Merger Arbitrage Fund may undertake, including futures contracts and short positions in financial instruments, may give rise to a form of leverage.  Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment.  Leverage can magnify the effects of changes in the value of the Merger Arbitrage Fund’s investments and make the Merger Arbitrage Fund more volatile.  Relatively small market movements may result in large changes in the value of a leveraged investment.  The potential loss on such leveraged investments may be substantial relative to the initial investment therein.

Asset Segregation Risk.  As a series of an investment company registered with the SEC, the Merger Arbitrage Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales.  The Merger Arbitrage Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Merger Arbitrage Fund’s investment in such investments) even if they are covered.

Lack of Correlation Risk; Hedging Risk.There can be no assurance that the Merger Arbitrage Fund’s hedges will be effective.  Any decrease in negative correlation or increase in positive correlation between the positions the Sub-Advisor anticipated would be offsetting (such as short and long positions in securities or currencies held by the Merger Arbitrage Fund) could result in significant losses for the Merger Arbitrage Fund.

Management and Strategy Risk.  Investment strategies employed by the Merger Arbitrage Fund’s Sub-Advisor in selecting investments for the Merger Arbitrage Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Newly Formed Registered Fund.The Merger Arbitrage Fund is a newly organized, non-diversified, series of an open-end management investment company and has no operating history.  As a result, prospective investors have no Fund track record or history on which to base their investment decisions.

Non-Diversification Risk.The Merger Arbitrage Fund is non-diversified, which means the Merger Arbitrage Fund may focus its investments in the securities of a comparatively small number of issuers.  Investment in securities of a limited number of issuers exposes the Merger Arbitrage Fund to greater volatility and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance

Because the Merger Arbitrage Fund is new, it does not yet have a full calendar year performance record to compare against other mutual funds or broad measures of market performance, such as indices.  Performance information will be available after the Merger Arbitrage Fund has been in operation for one calendar year.

Investment Advisor

SilverPepper LLC is the Merger Arbitrage Fund’s investment Advisor.

Sub-Advisor

Glenfinnen Capital, LLC is the Merger Arbitrage Fund’s Sub-Advisor.

Portfolio Managers

Jeff O’Brien and Daniel Lancz have served as the Merger Arbitrage Fund’s portfolio managers since its inception.

Purchase and Sale of Fund Shares

The Institutional Class shares are available at the following initial investment minimums.

•
For investments made through broker-dealers or financial intermediaries that have entered into an agreement with the Fund’s distributor, the minimum is $500,000.  The subsequent investment minimum amount is $100.

•	For investments made directly with the Fund by check or wire transfer, the initial minimum has been waived by the Advisor and reduced to $5,000. The subsequent investment minimum amount is $100.

The Advisor Class shares are available at the following investment minimum.

•	For investments made through broker-dealers or financial intermediaries, the initial minimum investment is $5,000, and $100 for subsequent investments.

Merger Arbitrage Fund shares are redeemable on any business day the New York Stock Exchange is open for business by written request or by telephone.

Tax Information

The Merger Arbitrage Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Merger Arbitrage Fund through a broker-dealer or other financial intermediary (such as a bank), the Merger Arbitrage Fund and its related companies may pay the intermediary for the sale of Merger Arbitrage Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Merger Arbitrage Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.